Exhibit 10.1

AMENDMENT NO. 4

This AMENDMENT NO. 4 (“AMENDMENT”) is made as of August 5, 2005, by and among DOVER MOTORSPORTS, INC., a Delaware corporation, DOVER INTERNATIONAL SPEEDWAY, INC., a Delaware corporation, GATEWAY INTERNATIONAL MOTORSPORTS CORPORATION, an Illinois corporation, GATEWAY INTERNATIONAL SERVICES CORPORATION, an Illinois corporation, MEMPHIS INTERNATIONAL MOTORSPORTS CORPORATION, a Tennessee corporation, M&N SERVICES CORP., a Tennessee corporation, and NASHVILLE SPEEDWAY USA, INC., a Tennessee corporation (collectively, “BORROWERS”); MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation as agent (“AGENT”); MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation in its capacity as issuer of letters of credit (“ISSUING BANK”); and WILMINGTON TRUST COMPANY, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, WILMINGTON SAVINGS FUND SOCIETY, FSB and PNC BANK, DELAWARE (collectively, “LENDERS”).

RECITALS

The BORROWERS, the AGENT, the ISSUING BANK, the LENDERS and MIDWEST RACING, INC., f/k/a GRAND PRIX ASSOCIATION OF LONG BEACH, INC. (“GRAND PRIX”) are parties to that certain Credit Agreement executed February 17, 2004 and effective as of February 19, 2004, as previously amended (“CREDIT AGREEMENT”), pursuant to which the LENDERS and the ISSUING BANK are providing to the BORROWERS certain credit facilities (“CREDIT FACILITIES”).

In addition to the security interests and liens granted in the CREDIT AGREEMENT, the CREDIT FACILITIES are also secured by: (a) the Mortgage And Security Agreement effective as of February 19, 2004 from Dover International Speedway, Inc. to and for the benefit of the AGENT (“DELAWARE MORTGAGE”); (b) the Commercial Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing (Wilson County, Tennessee) effective as of February 19, 2004 from Nashville Speedway, USA, Inc. to the Trustee named therein for the benefit of the AGENT (“WILSON COUNTY DEED OF TRUST”); (c) the Commercial Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing (Rutherford County, Tennessee) effective as of February 19, 2004 from Nashville Speedway, USA, Inc. to the Trustee named therein for the benefit of the AGENT (“RUTHERFORD COUNTY DEED OF TRUST”); (d) the Commercial Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing (Shelby County, Tennessee) effective as of February 19, 2004 from Memphis International Motorsports Corporation to the Trustee named therein for the benefit of the AGENT (“SHELBY COUNTY DEED OF TRUST”); (e) the Pledge Agreement effective as of February 19, 2004 from Dover Motorsports, Inc. in favor of the AGENT (“MOTORSPORTS PLEDGE”); (f) the Pledge Agreement effective as of February 19, 2004 from Dover International Speedway, Inc. in favor of the AGENT (“SPEEDWAY PLEDGE”); (g) the Pledge Agreement effective as of February 19, 2004 from

GRAND PRIX in favor of the AGENT (“GRAND PRIX PLEDGE”); (h) the Trademark Security Agreement effective as of February 19, 2004 from Dover Motorsports, Inc. to the AGENT (“TRADEMARK AGREEMENT”); (i) the Patent Security Agreement effective February 19, 2004 from Dover Motorsports, Inc. for the benefit of the AGENT (“PATENT AGREEMENT”); and (i) the Reimbursement And Security Agreement dated February 19, 2004 between the BORROWERS, GRAND PRIX and the ISSUING BANK (“REIMBURSEMENT AGREEMENT”).

As used herein, the term “LOAN DOCUMENTS” means collectively the CREDIT AGREEMENT, the DELAWARE MORTGAGE, the WILSON COUNTY DEED OF TRUST, the RUTHERFORD COUNTY DEED OF TRUST, the SHELBY COUNTY DEED OF TRUST, the MOTORSPORTS PLEDGE, the SPEEDWAY PLEDGE, the GRAND PRIX PLEDGE, the TRADEMARK AGREEMENT, the PATENT AGREEMENT, the REIMBURSEMENT AGREEMENT, all promissory notes evidencing the repayment obligations in connection with the CREDIT FACILITIES and all other documents evidencing, securing or otherwise documenting the terms and provisions of the CREDIT FACILITIES.

The BORROWERS have requested that the AGENT, the ISSUING BANK, and the LENDERS: (a) release GRAND PRIX from any and all liability in connection with the CREDIT FACILITIES and the LOAN DOCUMENTS; (b) release the security interests and liens securing the CREDIT FACILITIES; (c) reduce the rate of interest accruing on the CREDIT FACILITIES; and (d) amend certain provisions of the CREDIT AGREEMENT.

The AGENT, the LENDERS and the ISSUING BANK are willing to consent to the requests of the BORROWERS and GRAND PRIX subject to the terms and provisions of this AMENDMENT.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1. Recitals. The parties acknowledge the accuracy of the above recitals and hereby incorporate the recitals into this AMENDMENT.

Section 2. Amendment to Credit Agreement. Effective as of the date of this AMENDMENT, the CREDIT AGREEMENT is hereby amended as follows:

a. Amended Definitions. The definitions of “AGENT FEE LETTER,” “APPLICABLE MARGIN,” and “REVOLVING LOAN MATURITY DATE” contained in Article 1 of the CREDIT AGREEMENT are hereby amended by deleting their present language in their entireties and substituting in lieu thereof the following:

Agent Fee Letter. The term “AGENT FEE LETTER” means the letter agreement dated August 5, 2005 among the BORROWERS and the AGENT.

Applicable Margin. The term “APPLICABLE MARGIN” means for any BASE RATE BORROWING or LIBOR BORROWING on any date, the BASIS POINTS set forth below, as applicable, opposite the LEVERAGE RATIO shown on the last COMPLIANCE CERTIFICATE delivered by the BORROWERS to the AGENT pursuant to subsection 5.12.5 prior to such date:

LEVEL	LEVERAGE RATIO	BASE RATE BORROWINGS	LIBOR BORROWINGS
I	Less than 1.25 to 1.0	negative 50	125

II	Greater than or equal to 1.25 to 1.0 but less than or equal to 2.0 to 1.0	negative 25	150

III	Greater than 2.0 to 1.0 but less than or equal to 2.5 to 1.0	0	175

IV	Greater than 2.5 to 1.0	25	200

provided, however, that (a) adjustments, if any, to the APPLICABLE MARGIN resulting from a change in the LEVERAGE RATIO shall be effective five (5) BUSINESS DAYS after the AGENT has received a COMPLIANCE CERTIFICATE, (b) in the event that no COMPLIANCE CERTIFICATE has been delivered for a fiscal quarter prior to the last date on which it can be delivered without violation of subsection 5.12.5, the APPLICABLE MARGIN from such date until such COMPLIANCE CERTIFICATE is actually delivered shall be that applicable under Level IV, (c) in the event that the actual LEVERAGE RATIO for any fiscal quarter is subsequently determined to be greater than that set forth in the COMPLIANCE CERTIFICATE for such fiscal quarter, the APPLICABLE MARGIN shall be recalculated for the applicable period based upon such actual LEVERAGE RATIO, and (d) anything in this definition to the contrary notwithstanding, until receipt by the AGENT of the COMPLIANCE CERTIFICATE for the fiscal quarter ending September 30, 2005, the APPLICABLE MARGIN shall be that applicable under Level II. Any additional interest on the LOANS resulting from the operation of clause (c) above shall be payable by the BORROWERS to the LENDERS within five (5) days after receipt of a written demand therefor from the AGENT.

Revolving Loan Maturity Date. The term “REVOLVING LOAN MATURITY DATE” means July 1, 2008.

b. Section 2.11.a. Section 2.11.a of the CREDIT AGREEMENT is hereby amended by deleting the second sentence thereof in its entirety and substituting in lieu thereof the following:

On July 1st of each year, commencing on July 1, 2006, the BORROWERS shall pay to the AGENT, for the ratable benefit of the LENDERS, a commitment fee in an amount equal to one-quarter of one percent (1/4%) of the amount equal to the TOTAL COMMITMENT minus the maximum amount available to be drawn on WILSON CO. L/C outstanding as of such date.

c. Section 2.12.a. Section 2.12.a of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

a. Mandatory Reductions. The amount of the TOTAL COMMITMENT shall be automatically reduced on July 1st of each year, beginning on July 1, 2006, by Seven Million Dollars ($7,000,000.00) annually.

d. Section 2.12.b. Section 2.12.b of the CREDIT AGREEMENT is hereby amended by deleting clause (iv) in its entirety and substituting in lieu thereof the following:

(iv) upon any optional reduction in the TOTAL COMMITMENT accomplished with use of borrowed funds between the date of this AGREEMENT and August 5, 2007, the BORROWERS shall pay to the AGENT, for the ratable benefit of the LENDERS, a fee in an amount equal to three-quarters of one percent (3/4%) of the amount of such reduction.

e. Article 3. Article 3 of the CREDIT AGREEMENT is hereby amended by deleting Sections 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, 3.8, 3.9, and 3.10 in their entirety and substituting in lieu thereof the following:

Section 3.1.	INTENTIONALLY OMITTED.

Section 3.2.	INTENTIONALLY OMITTED.

Section 3.3.	INTENTIONALLY OMITTED.

Section 3.4.	INTENTIONALLY OMITTED.

Section 3.5.	INTENTIONALLY OMITTED.

Section 3.6.	INTENTIONALLY OMITTED.

Section 3.8.	INTENTIONALLY OMITTED.

Section 3.9.	INTENTIONALLY OMITTED.

Section 3.10.	INTENTIONALLY OMITTED.

f. Section 5.2. Section 5.2 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

Section 5.2. Insurance. Each of the BORROWERS agrees to obtain and maintain such insurance coverages as are reasonable, customary and prudent for businesses engaged in activities similar to the business activities of the BORROWERS. Without limitation to the foregoing, each of the BORROWERS agrees to maintain for all of its assets and properties, fire and extended coverage casualty insurance in amounts sufficient to prevent any co-insurance liability (which amount shall be the full insurable value of the assets and properties insured unless the AGENT in writing agrees to a lesser amount).

g. Section 5.7. Section 5.7 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

Section 5.7. Notice Of Change Of Business Location. Each of the BORROWERS shall notify the AGENT thirty (30) days in advance of: (a) any change in the location of its existing offices or place of business; and (b) the establishment of any new, or the discontinuation of any existing, place of business.

h. Section 5.10. Section 5.10 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

Section 5.10. INTENTIONALLY OMITTED.

i. Section 5.16. Section 5.16 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

Section 5.16. Leverage Ratio. The BORROWERS shall maintain a leverage ratio, as of the end of each fiscal quarter, of not more than 3.0 to 1.0.

j. Section 5.17. Section 5.17 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

Section 5.17. Fixed Charge Coverage Ratio. The BORROWERS shall maintain as of the end of each fiscal quarter a FIXED CHARGE COVERAGE RATIO of not less than 1.75 to 1.0.

k. Section 5.18. Section 5.18 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

Section 5.18. Tangible Net Worth. The BORROWERS shall maintain a CONSOLIDATED TANGIBLE NET WORTH of not less than One Hundred Million Dollars ($100,000,000.00) plus twenty-five percent (25%) of the aggregate CONSOLIDATED NET INCOME of the BORROWERS from June 30, 2005 to the date of determination.

l. Section 8.3. Section 8.3 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

Section 8.3. INTENTIONALLY OMITTED.

Section 3. Release of Security Interest. The parties hereby acknowledge and agree that the CREDIT FACILITIES shall be unsecured obligations of the BORROWERS. The ISSUING BANK and the LENDERS hereby authorize and direct the AGENT to release the security interests and liens securing the CREDIT FACILITIES. Specifically, the AGENT shall execute such documents as are necessary to terminate the liens created by the DELAWARE MORTGAGE, the WILSON COUNTY DEED OF TRUST, the RUTHERFORD COUNTY DEED OF TRUST, the SHELBY COUNTY DEED OF TRUST, the MOTORSPORTS PLEDGE, the SPEEDWAY PLEDGE, the GRAND PRIX PLEDGE, the TRADEMARK AGREEMENT, and the PATENT AGREEMENT. Notwithstanding the foregoing to the contrary, the parties hereto agree that the BORROWERS’ obligations under the REIMBURSEMENT AGREEMENT shall continue to be secured by the security interests referenced in Sections 3.01, 3.02, and 3.03 of the REIMBURSEMENT AGREEMENT.

Section 4. Release of Grand Prix. The parties hereby agree that GRAND PRIX is released from any and all liabilities or obligations in connection with the CREDIT FACILITIES. The term “BORROWERS” as defined in the LOAN DOCUMENTS shall no longer include GRAND PRIX but shall continue to include all of the BORROWERS as that term is defined herein.

Section 5. Lender Consents. The AGENT and the LENDERS hereby consent to: (a) Dover Motorsports, Inc. purchasing up to ten percent (10%) of its capital stock for a purchase price of up to Seven Dollars and Twenty-Five Cents ($7.25) per share; and (b) Dover Motorsports, Inc. increasing the amount of its typical quarterly dividends up to one and one-half cents per share.

Section 6. Fee. In consideration for the agreements of the LENDERS contained herein, the BORROWERS shall pay, on the date of this AMENDMENT, to the AGENT, for the ratable benefit of the LENDERS, a fee in the amount of Forty Thousand Dollars ($40,000.00).

Section 7. Other Terms. Except as specifically modified herein, all other terms and provisions of the CREDIT AGREEMENT and all other documents evidencing or otherwise documenting the terms and provisions of the credit facilities being provided by the LENDERS and the ISSUING BANK to the BORROWERS remain in full force and effect and are hereby ratified and confirmed.

Section 8. Choice of Law. The laws of the State of Maryland (excluding, however, conflict of law principals) shall govern and be applied to determine all issues relating to this AMENDMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation and enforceability of this AMENDMENT.

Section 9. Delivery by Telecopier. This AMENDMENT may be delivered by telecopier and a facsimile of any party’s signature hereto shall constitute an original signature for all purposes.

Section 10. Counterparts. This AMENDMENT may be executed in counterparts each of which shall be binding upon the signatories but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed this AMENDMENT with the specific intention of creating a document under seal.

BORROWERS:

DOVER MOTORSPORTS, INC.,
A Delaware Corporation

By:	/s/ Thomas G. Wintermantel (SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Assistant Secretary

BORROWERS (cont.):

DOVER INTERNATIONAL SPEEDWAY, INC.,
A Delaware Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Assistant Secretary

GATEWAY INTERNATIONAL
MOTORSPORTS CORPORATION,
An Illinois Corporation

By:	/s/ Denis McGlynn	(SEAL)
Name:	Denis McGlynn
Title:	President and CEO

GATEWAY INTERNATIONAL SERVICES
CORPORATION, An Illinois Corporation

By:	/s/ Tony R. Evans	(SEAL)
Name:	Tony R. Evans
Title:	Treasurer and Secretary

MEMPHIS INTERNATIONAL MOTORSPORTS
CORPORATION, A Tennessee Corporation

By:	/s/ Denis McGlynn	(SEAL)
Name:	Denis McGlynn
Title:	President and CEO

BORROWERS (cont.):

M&N SERVICES CORP.,
A Tennessee Corporation

By:	/s/ Tony R. Evans	(SEAL)
Name:	Tony R. Evans
Title:	Treasurer and Secretary

NASHVILLE SPEEDWAY USA, INC.,
A Tennessee Corporation

By:	/s/ Denis McGlynn	(SEAL)
Name:	Denis McGlynn
Title:	President and Chairman

AGENT:

MERCANTILE-SAFE DEPOSIT AND TRUST
COMPANY, A Maryland Banking Corporation

By:	/s/ C. Douglas Sawyer	(SEAL)
Name:	C. Douglas Sawyer
Title:	Senior Vice President

LENDERS:

WILMINGTON TRUST COMPANY

By:	/s/ Michael B. Gast	(SEAL)
Name:	Michael B. Gast
Title:	Vice President

MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY

By:	/s/ C. Douglas Sawyer	(SEAL)
Name:	C. Douglas Sawyer
Title:	Senior Vice President

WILMINGTON SAVINGS FUND SOCIETY, FSB

By:	/s/ M. Scott Baylis	(SEAL)
Name:	M. Scott Baylis
Title:	Managing Vice President

PNC BANK, DELAWARE

By:	/s/ Warren C. Engle	(SEAL)
Name:	Warren C. Engle
Title:	Senior Vice President

ISSUING BANK:
MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY

By:	/s/ C. Douglas Sawyer	(SEAL)
Name:	C. Douglas Sawyer
Title:	Senior Vice President